COLUMBIA FUNDS SERIES TRUST

Columbia Asset Allocation Fund II

(the “Fund”)

Supplement dated October 22, 2010 to

the Fund’s prospectuses dated August 1, 2010, as supplemented

Effective on October 22, 2010, the prospectuses for the Fund are revised and supplemented as follows:

1.	Fees and Expenses of the Fund.

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Footnote (f) to the table in the section of the prospectus offering Class A, Class B and Class C shares entitled “Columbia Asset Allocation Fund II – Fees and Expenses of the Fund – Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

(f) Columbia Management Investment Advisers, LLC (the Adviser) has contractually agreed to waive a portion of its advisory fee through July 31, 2012 so that the effective advisory fee rate will be a blend of (i) 0.00% on assets invested in other Columbia Funds, exchange-traded funds or third party mutual funds, and (ii) 0.60% on other assets. In addition, the Adviser has contractually agreed to bear, through July 31, 2012, a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses, acquired fund fees and expenses and certain advisory fees, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rates of 0.51%, 1.26% and 1.26% of the Fund’s average daily net assets attributable to Class A, Class B and Class C shares, respectively. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and the Adviser.

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Footnote (c) to the table in the section of the prospectus offering Class Z shares entitled “Columbia Asset Allocation Fund II – Fees and Expenses of the Fund – Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

(c) Columbia Management Investment Advisers, LLC (the Adviser) has contractually agreed to waive a portion of its advisory fee through July 31, 2012 so that the effective advisory fee rate will be a blend of (i) 0.00% on assets invested in other Columbia Funds, exchange-traded funds or third party mutual funds, and (ii) 0.60% on other assets. In addition, the Adviser has contractually agreed to bear, through July 31, 2012, a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses, acquired fund fees and expenses and certain advisory fees, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.26% of the Fund’s average daily net assets attributable to Class Z shares. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and the Adviser.

2.	Expense Reimbursement Arrangement. The section entitled “Management of the Fund – Primary Service Providers – Expense Reimbursement Arrangement” is deleted and replaced with the following:

The Adviser has contractually agreed to waive a portion of its advisory fee through July 31, 2012 so that the effective advisory fee rate will be a blend of (i) 0.00% on assets invested in other Columbia Funds, exchange-traded funds or third party mutual funds, and (ii) 0.60% on other assets. In addition, the Adviser has contractually agreed to bear, through July 31, 2012, a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses, acquired fund fees and expenses and certain advisory fees, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rates of 0.51%, 1.26%, 1.26% and 0.26% of the Fund’s average daily net assets attributable to Class A, Class B, Class C and Class Z shares, respectively. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and the Adviser.

3.	Underlying Funds. The following row is added to the table in the section entitled “Underlying Funds Summary”:

The Underlying Funds
	Investment Objectives	Principal Investment Strategies
Government and Corporate Debt Funds
Columbia Core Bond Fund	The Fund seeks total return, consisting of current income and capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in debt securities of investment grade quality. The Fund invests in debt securities issued by the U.S. Government and its agencies and corporations, mortgage-and other asset-backed securities, and dollar-denominated debt securities issued by foreign governments, companies or other entities. The Fund also invests in money market instruments, including commercial paper and obligations of U.S. and foreign banks. The Fund may invest in unrated securities determined by the Adviser, at the time of purchase, to be of comparable quality to investment grade securities. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund also may invest in private placements. The Fund may also participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

Shareholders should retain this Supplement for future reference.

C-1111-2 A (10/10)